UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2023

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Woodfin Street Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note
As previously disclosed, effective February 12, 2023, HomeTrust Bancshares, Inc. (the "Company”) merged with Quantum Capital Corp. ("Quantum") pursuant to the Agreement and Plan of Merger, dated as of July 24, 2022, by and between the Company and Quantum. At closing, Quantum merged with and into the Company, with the Company as the surviving corporation (the "Merger"). This Amendment on Form 8-K/A ("Form 8-K/A") is being filed to amend Item 9.01 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2023 (the "Original Form 8-K") in order to include the historical financial statements of Quantum required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except as described in the Form 8-K/A, all other information in the Original Form 8-K remains unchanged.
Item 9.01  Financial Statements and Exhibits
(a)    The audited consolidated balance sheets of Quantum as of December 31, 2021 and 2020 and consolidated statements of income, comprehensive income, changes in stockholders' equity, and cash flows for the years then ended, and the related notes to such financial statements are included as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.
The unaudited consolidated balance sheets of Quantum as of September 30, 2022 and December 31, 2021, consolidated statements of income for the three and nine months ended September 30, 2022 and 2021, consolidated statements of comprehensive income for the three and nine months ended September 30, 2022 and 2021, consolidated statements of changes in stockholders' equity for the three and nine months ended September 30, 2022 and 2021, and consolidated statements of cash flows for the nine months ended September 30, 2022 and 2021, and the related notes to such financial statements are included as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.
(b)    The unaudited pro forma combined condensed consolidated balance sheet of the Company as of September 30, 2022, the unaudited pro forma combined condensed consolidated statement of income for the three month period ended September 30, 2022, giving effect to the Merger as if it had occurred on July 1, 2022, and the unaudited pro forma combined condensed consolidated statement of income for the year ended June 30, 2022, giving effect to the Merger as if it had occurred on July 1, 2021, as well as the accompanying notes thereto, are included as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.
(c)    Not applicable.
(d)    The following exhibits are included with this report:

Exhibit No.	Description
23.1	Consent of Crowe LLP
99.1	Audited consolidated financial statements of Quantum as of December 31, 2021 and 2020 and for the years then ended, and the related notes related thereto and the related Independent Auditor’s Report
99.2	Unaudited consolidated financial statements of Quantum as of September 30, 2022 and December 31, 2021 and for the three and nine months ended September 30, 2022 and 2021, and the related notes thereto
99.3	Unaudited pro forma combined condensed consolidated balance sheet of the Company as of September 30, 2022 and unaudited pro forma combined condensed consolidated statements of income for the three months ended September 30, 2022 and the year ended June 30, 2022, and the notes related thereto
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: March 30, 2023	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

2